                                                                   Exhibit 10.19

                             SECURED PROMISSORY NOTE

$200,000                                                       November  3, 2000


FOR VALUE RECEIVED, the undersigned, RICHARD W. PENDLETON ("BORROWER"), hereby promises to pay to VANTAGEMED CORPORATION, a Delaware corporation ("LENDER"), the principal sum of Two Hundred Thousand Dollars ($200,000), and accrued interest thereon, as provided herein.

A.       PAYMENTS.
         ---------

         1. INTEREST. Interest shall accrue and compound monthly with respect to the outstanding principal indebtedness under this Secured Promissory Note (this "Note") at the Prime Rate as reported in the Wall Street Journal on the first business day of each month. There shall be no interest payments due until December 1, 2001, on which date the interest accrued between November 3, 2000 and December 1, 2001 shall become due and payable. From December 1, 2001 to the Maturity Date of this Note (as defined below), monthly interest payments shall become due and payable as of the first business day of each successive month.

         2. MATURITY DATE. The principal amount of this Note and all accrued and unpaid interest thereon shall be due and payable in full on or before the earlier to occur of (i) November 3, 2002, or (ii) the effective date of a Change in Control (as defined below) in which a holder of shares of Lender's common stock is entitled to receive cash or marketable securities in exchange for such holder's shares or by reason of such holder's ownership thereof (such date is hereinafter referred to as the "MATURITY DATE"). For the purposes hereof, a "CHANGE IN CONTROL" means: (x) the direct or indirect sale or exchange by Lender's shareholders of all or substantially all of Lender's stock wherein Lender's shareholders immediately before such transaction do not retain, directly or indirectly, immediately after such transaction more than 50% of the beneficial interest in the voting stock of Lender or the successor thereto; (y) a merger or consolidation to which Lender is a party wherein Lender's shareholders immediately before such transaction do not retain, directly or indirectly, immediately after such transaction more than 50% of the beneficial interest in the voting stock of Lender or the successor thereto; or (z) the sale, exchange, or transfer of all or substantially all of Lender's assets (other than a sale, exchange or transfer to one or more subsidiary corporations of Lender).

         3. APPLICATION OF PAYMENTS. Any payment received from Borrower shall be first applied to accrued but unpaid interest and then to the principal amount then outstanding under this Note.

         4. PREPAYMENT. Borrower shall have the right at any time and from time to time to prepay, in whole or in part, the principal amount of this Note, without payment of any premium or penalty. Any principal prepayment must be accompanied by a payment of all interest accrued but unpaid through the date of such prepayment.

         5. FORM OF PAYMENT. Principal and interest and all other amounts due under this Note (collectively, the "BORROWER'S OBLIGATIONS") are to be paid in lawful money of the United States of America in immediately available funds.

         6. SECURITY; ACKNOWLEDGMENT. Pursuant to that certain Stock Pledge Agreement (the "PLEDGE AGREEMENT") of even date herewith, Borrower has granted Lender a security interest in the Pledged Collateral (as defined therein) to secure the payment of the Borrower's Obligations. Notwithstanding the foregoing, Borrower acknowledges and agrees that this Note is a full recourse note and that Borrower is liable for full payment of the Borrower's Obligations without regard to the value at any time or from time to time of the Pledged Collateral.

B.       EVENTS OF DEFAULT.


         1. DEFINITION OF EVENT OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" under this Note:

         (a) Borrower's breach of the obligation to pay any amount payable under this Note on the date that it is due and payable;

         (b) Borrower's breach of any covenant or obligation under this Note, other than the payment obligation described in clause (a) above, which remains uncured for a period of thirty (30) days following the occurrence of such breach;

         (c) Borrower's breach of any covenant, obligation, representation or warranty under the Pledge Agreement which remains uncured for a period of thirty
(30) days following the occurrence of such breach;

         (d) the creation (whether voluntary or involuntary) of, or any attempt to create, any lien or encumbrance upon any of the Pledged Collateral, unless authorized in advance in writing by Lender, or the making or any attempt to make any levy, seizure or attachment thereof;

         (e) Borrower's institution of proceedings against it, or Borrower's filing of a petition or answer or consent seeking reorganization or release, under the federal Bankruptcy Code, or any other applicable federal or state law relating to Lender's rights and remedies, or Borrower's consent to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of Borrower or of any substantial part of Borrower's property, or Borrower's making of an assignment for the benefit of creditors; or

         (f) The entry of any judgment or order against Borrower which remains unsatisfied or undischarged and in effect for thirty (30) days after such entry without a stay of enforcement or execution.

      2. RIGHTS AND REMEDIES ON EVENT OF DEFAULT. During the continuance of an Event of Default, Lender shall have the right to accelerate the payment of the principal, interest and charges owing under this Note and to enforce this Note by exercise of the rights and remedies granted to it by applicable law and to such remedies as are specified in the Pledge Agreement.

C.       OTHER PROVISIONS.

         1. CHOICE OF LAW AND VENUE. This Agreement shall be construed in accordance with, and the rights of the parties shall be governed by, the law of the State of California. BORROWER AND LENDER CONSENT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN THE STATE OF CALIFORNIA AND WAIVE ANY OBJECTION RELATING TO IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING BY SUCH COURT.

         2. NOTICES. Any notice or communication required or desired to be given under this Note shall be in the form and manner specified below, and shall be addressed to the party to be notified as follows:

If to Lender:     VantageMed Corporation
                  3017 Kilgore Road, Suite 195
                  Rancho Cordova, CA  95670
                  Attention:  Paul W. Souza, Senior Vice President,
                  Chief Financial Officer

with copy to:     Gray Cary Ware & Freidenrich
                  400 Capitol Mall, Suite 2400
                  Sacramento, California  95814
                  Attention:  Kevin Coyle, Esq.
                  Telecopier:  (916) 930-3201

If to Borrower:   Richard W. Pendleton
                  1651 Geary Road
                  Walnut Creek, CA 94596
                  Telecopier: (925) 930-9981
with copy to:     Paul, Hastings, Janofsky & Walker, LLP
                  345 California Street, 29 Floor
                  San Francisco, CA 94194
                  Attention: Thomas Geidt, Esq.
                  Telecopier: (415) 217-5333


or to such other address as either party designates to the other by notice in the manner herein prescribed. Notice shall be deemed given under this Note if
(i) delivered personally or otherwise actually received, (ii) sent by overnight delivery service, (iii) mailed by first-class United States mail, postage prepaid, registered or certified, with return receipt requested, or (iv) sent via telecopy machine with a duplicate signed copy sent on the same day as provided in clause (ii) above. Notice mailed as provided in clause (iii) above shall be effective upon the expiration of three (3) business days after its deposit in the United States mail, and notice telecopied as provided in clause
(iv) above shall be effective upon receipt of such telecopy if the duplicate signed copy is sent under clause (iv) above. Notice given in any other manner described in this section shall be effective upon receipt by the addressee thereof; PROVIDED, HOWEVER, that if any notice is tendered to an addressee and delivery thereof is refused by such addressee, it shall be effective upon such tender unless expressly set forth therein.

         3. LENDER'S RIGHTS; BORROWER WAIVERS. Lender's acceptance of partial or delinquent payment from Borrower under this Note, or Lender's failure to exercise any right under this Note, shall not constitute a waiver of any obligation of Borrower under this Note, or any right of Lender under this Note, and shall not affect in any way the right to require full performance at any time thereafter. Borrower waives presentment, diligence, demand of payment, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. In any action on this Note, Lender need not produce or file the original of this Note, but need only file a photocopy of this Note certified by Lender to be a true and correct copy of this Note in all material respects.

         4. ENFORCEMENT COSTS. Borrower shall pay all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses Lender expends or incurs in connection with the enforcement of this Note, the collection of any sums due under this Note, any actions for declaratory relief in any way related to this Note, or the protection or preservation of any rights of the holder under this Note.

         5. SEVERABILITY. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision is prohibited by or invalid under applicable law, it shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of the provision or the remaining provisions of this Note.

         6. AMENDMENT PROVISIONS. This Note may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Borrower and Lender.

         7. BINDING EFFECT. This Note shall be binding upon, and shall inure to the benefit of, Borrower and Lender and their respective successors and assigns; PROVIDED, HOWEVER, that Borrower's rights and obligations shall not be assigned or delegated without Lender's prior written consent, given in its sole discretion, and any purported assignment or delegation without such consent shall be void AB INITIO.

         8. HEADINGS. Section headings used in this Note have been set forth herein for convenience of reference only. Unless the contrary is compelled by the context, everything contained in each section hereof applies equally to this entire Note.



                                   VANTAGEMED CORPORATION
                                   3017 Kilgore Road, Suite 180
                                   Rancho Cordova, CA  95670-6149


                                   By: /s/ Joel M. Harris
                                       --------------------------


                                   Title:

                                    /s/ Richard W. Pendleton
                                   --------------------------------
                                   Richard W. Pendleton

                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT (the "AGREEMENT") is entered into as of November 3, 2000, by and between RICHARD W. PENDLETON, an individual ("BORROWER"), and VANTAGEMED CORPORATION, a Delaware corporation ("LENDER").
                                    RECITALS

         A. Lender has agreed to loan Borrower the original principal amount of $200,000 (the "LOAN"). The Loan is evidenced by and subject to all of the terms and conditions set forth in that certain Promissory Note, dated as of the date hereof, executed by Borrower in favor of Lender (the "NOTE"). All capitalized terms used herein without definition have the meanings ascribed to them in the Note.

         B. Borrower is the record and beneficial owner of the shares of stock listed on EXHIBIT D hereto (the "SHARES").

         C. As a condition to making the Loan, Lender has required that Borrower secure his obligations under the Note by pledging the Shares in accordance with the terms of this Agreement.

         NOW, THEREFORE, in order to induce Lender to make the Loan to Borrower, the parties agree as follows:

         1.   PLEDGE.
              -------

         (a) As security for the full and prompt performance of all obligations described in Section 2 hereof, Borrower hereby pledges, assigns and delivers to Lender and grants to Lender a security interest in the Shares, together with all proceeds and substitutions thereof, all cash, stock and other moneys and property paid thereon, all rights to subscribe for securities declared or granted in connection therewith, and all other cash and noncash proceeds of the foregoing (all hereinafter called the "Pledged Collateral").

         (b) The term "Pledged Collateral" shall also include any securities, instruments or distributions of any kind issuable, issued or received by Borrower upon conversion of, in respect of, or in exchange for any other Pledged Collateral, including, but not limited to, those arising from a stock dividend, stock split, reclassification, reorganization, merger, consolidation, sale of assets or other exchange of securities or any dividends or other distributions of any kind upon or with respect to the Pledged Collateral.

         (c) The certificate or certificates for the securities included in the Pledged Collateral, accompanied by an instrument of assignment duly executed in blank by Borrower, have been delivered by Borrower to Lender. Upon the occurrence of an Event of Default hereunder, Lender may effect the transfer of any securities included in the Pledged Collateral into the name of Lender and cause new certificates representing such securities to be issued in the name of Lender. Borrower will execute and deliver such documents, and take or cause to be taken such actions, as Lender may reasonably request to perfect or continue the perfection of Lender's security interest in the Pledged Collateral.

         2. OBLIGATIONS SECURED. Borrower is pledging the Pledged Collateral to secure the prompt performance of all of Borrower's obligations under the Note, including, without limitation, the repayment of the Loan and interest thereon (the "Pledge Obligations").

         3. IRREVOCABLE PROXY/VOTING RIGHTS. So long as no Event of Default (as defined below) shall have occurred and be continuing, subject to any other applicable provision of this Agreement, Borrower shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement. Lender shall execute and deliver (or cause to be executed and delivered) to Borrower all proxies and other instruments as Borrower may reasonably request for the purpose of enabling Borrower to exercise the voting and other rights which it is entitled to exercise pursuant to the authorization above. Upon the occurrence and during the continuance of an Event of Default, all rights of Borrower to exercise the voting and other consensual rights which it would otherwise be entitled to exercise hereunder shall cease upon notice from Lender, whereupon all such rights shall become vested in Lender, who shall thereupon have the sole right to exercise such voting and other consensual rights until Lender gives notice to Borrower of Lender's relinquishment of such rights, whereupon all such rights shall be revested with Borrower.

         4. EVENTS OF DEFAULT. Each of the following shall constitute an event of default ("Event of Default") hereunder:

                  (a) the occurrence of an Event of Default under the Note; or

                  (b) the breach of any provision of this Agreement by Borrower or the failure by Borrower to observe or perform any of the provisions of this Agreement; provided, that Borrower shall have the right to cure any non-monetary default for a period of thirty (30) days following the occurrence of such breach.

         5. RELEASE OF PLEDGE. Anything to the contrary herein notwithstanding, Lender shall release the Pledged Collateral from pledge hereunder upon full performance of all Pledge Obligations and the termination or expiration of the Note. Until such time, Borrower is not authorized to sell, assign, hypothecate or otherwise dispose of, or grant any interest in, any of the Pledged Collateral, without Lender's prior written consent. Notwithstanding the foregoing sentence, if Borrower reasonably requests in writing that Lender release the Pledged Collateral from pledge hereunder to facilitate the sale or other disposition of the Pledged Collateral, Lender shall deliver the Pledged Collateral to the third party escrow agent approved by Lender with instructions providing for the release of the Pledged Collateral from pledge hereunder upon the closing of such sale or other disposition of such Pledged Collateral; provided, that, each of the following conditions are first satisfied:

                  (a) the sale or other disposition of the Pledged Collateral has been approved in advance by Lender; and

                  (b) Borrower and Lender shall enter into a binding agreement in a form acceptable to Lender providing (i) that all proceeds from such sale or disposition of the Pledged Collateral will be first used to satisfy all of the Pledge Obligations and (ii) that in the event that the sale or other disposition does not occur that the Pledged Collateral will be returned to Lender and remain subject to pledge hereunder.

         6. CONTINUING AGREEMENT; REVOCATION; OBLIGATIONS UNDER OTHER AGREEMENT. This is a continuing agreement and all rights, powers and remedies hereunder shall apply to all past, present and future Pledge Obligations, including those arising under successive transactions which shall either continue the Pledge Obligations, increase or decrease them, or from time to time create new Pledge Obligations whether or not any prior Pledge Obligations have been satisfied, and notwithstanding the bankruptcy of Borrower. The obligations of Borrower hereunder shall be in addition to any obligations of Borrower or any other person under any other pledges of security or guaranties for the Pledge Obligations heretofore given, now or hereafter to be given to Lender.

         7. SEPARATE ACTIONS; WAIVER OF STATUTE OF LIMITATIONS; REINSTATEMENT OF LIABILITY. The obligations of Borrower under this Agreement are independent of the Pledge Obligations, and a separate action or actions may be brought and prosecuted against Borrower whether action is brought against any other person, or whether any other person be joined in any such action or actions. Borrower acknowledges that there are no conditions precedent to the effectiveness of this Agreement and that this Agreement is in full force and effect and is binding on Borrower as of the date hereof, regardless of whether Lender obtains additional collateral or guaranties from others or takes any other action contemplated by Borrower. Borrower waives the benefit of any statute of limitation affecting his liability hereunder or the enforcement thereof to the greatest legally permissible extent, and agrees that any payment of any Pledge Obligations or other act which shall toll any statute of limitation applicable thereto shall also operate to toll such statute of limitation applicable to Borrower on liability hereunder. The liability of Borrower hereunder shall be reinstated and revived and the rights of Lender shall continue with respect to any amount paid on account of the Pledge Obligations secured hereby which shall thereafter be required to be restored or returned by Lender upon the bankruptcy or insolvency of Borrower or any other person or for any other reason, all as though such amount had not been paid.

         8. Representations and Warranties. Borrower represents and warrants to Lender as follows:

                  (a) the Pledged Collateral is owned by Borrower free and clear of any security interests, liens or encumbrances and, without limiting the foregoing, is not pledged in connection with any margin loans;

                  (b) Borrower has full power and authority to create a first lien on the Pledged Collateral in favor of Lender and no disability or contractual obligation exists which would prohibit Borrower from pledging the Pledged

Collateral pursuant to this Agreement, and Borrower will not assign, create or permit to exist any other claim to, lien or encumbrance upon, or security interest in any of the Pledged Collateral;

                  (c) there are no subscriptions, warrants or other options exercisable with respect to the Shares;

                  (d) no authorization, approval, or other action by and no notice to or filing with any governmental authority is required for the pledge hereunder;

                  (e) the Shares represent all of the shares of Common Stock of Lender beneficially owned by Borrower, as of the date of this agreement;

                  (f) this Agreement constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except as the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally; and

                  (g) the Pledged Collateral is not the subject of any present or threatened suit, action, arbitration, administrative or other proceeding, and Borrower knows of no reasonable grounds for the institution of any such proceedings.

         All the above representations and warranties shall survive the making of this Agreement.

         9. COVENANTS OF BORROWER. So long as any of the Pledge Obligations remains outstanding, Borrower covenants and agrees as follows:

                  (a) Borrower shall execute and deliver such documents and take all such further action as Lender deems necessary or desirable to create, perfect, protect or continue the lien contemplated hereby or to exercise or enforce its rights hereunder;

                  (b) Borrower shall not permit any lien or other encumbrance on the Pledged Collateral, except in favor of Lender and as permitted under the Note;

                  (c) Borrower shall not change the place where Borrower keeps any of his records concerning the Pledged Collateral without giving Lender thirty (30) days' prior written notice of the address to which Borrower is moving such books and records; and

                  (d) Borrower shall take all actions necessary to keep the Pledged Collateral free and clear of all liens, charges, adverse claims, defenses, rights of setoff and counterclaims.

         10. POWERS OF LENDER. Borrower appoints Lender as his true and lawful attorney-in-fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement, and may be exercised from time to time by Lender's officers and employees, or any of them, in their discretion, to take any action and to execute any instrument which Lender may deem reasonably necessary or desirable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) to perform or cause the performance of any obligation of Borrower hereunder in Borrower's name or otherwise;

                  (b) during the continuance of any Event of Default, to liquidate any Pledged Collateral prior to maturity and to apply proceeds thereof to payment of the Pledge Obligations, notwithstanding the fact that such liquidation may give rise to penalties or loss of rights;

                  (c) during the continuance of any Event of Default, to enter into any extension, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting the Pledged Collateral and, in connection therewith, to deposit or surrender control of the Pledged Collateral, or to accept other property in exchange for the Pledged Collateral, subject otherwise to this Agreement; and

                  (d) during the continuance of any Event of Default, to make any compromise or settlement Lender deems desirable or proper in respect of the Pledged Collateral.

         11. CASH COLLATERAL ACCOUNT. Any money received by Lender in respect of the Pledged Collateral may, at Lender's option be retained in an interest bearing cash collateral account and shall, for all purposes, be deemed Pledged Collateral hereunder.

         12. LENDER'S CARE AND DELIVERY OF COLLATERAL. Lender's obligations with respect to the Pledged Collateral in its possession shall be strictly limited to the duty to exercise reasonable care in the custody and preservation of such Pledged Collateral, and such duty shall not include any obligation to ascertain or to initiate any action with respect to or to inform Borrower of maturity dates, conversion, call, exchange rights, offers to purchase the Pledged Collateral or any similar matters, notwithstanding Lender's knowledge of these matters. Lender shall not have any duty to take any steps necessary to preserve the rights of Borrower against prior parties or to initiate any action to protect against the possibility of a decline in the market value of the Pledged Collateral. Lender shall not be obligated to take any actions with respect to the Pledged Collateral requested by Borrower unless (i) such request is made in writing and Lender determines, in its sole and absolute discretion, that the requested actions would not unreasonably jeopardize the value of the Pledged Collateral as security for the Pledge Obligations, and (ii) Borrower promptly reimburses Lender for the fees and expenses incurred in undertaking such actions. Such fees and expenses shall accrue interest at the rate of ten percent (10%) per annum, and shall be secured by the Pledged Collateral, subject to all of the terms and conditions of this Agreement. Lender may at any time deliver the Pledged Collateral, or any part thereof, to Borrower, and the receipt thereof by Borrower shall be a complete and full acquittance for the Pledged Collateral so delivered, and Lender shall thereafter be discharged from any liability or responsibility therefor.

         13. WAIVERS. Borrower hereby expressly waives, to the full extent legally permissible, diligence, presentment, demand for payment, protest, benefit of any statute of limitations in connection with the Pledge Obligations, discharge of the Pledge Obligations due to any disability of Borrower or any other Person, any defenses of Borrower or any other Person to their obligations not arising under the express terms of the documents relating thereto or from a material breach thereof by Lender which under the law has the effect of discharging Borrower or any other Person from the Pledge Obligations as to which this Agreement is sought to be enforced, the benefit of any act or omission by Lender which directly or indirectly results in or aids the discharge of Borrower or any other Person from any of the Pledge Obligations by operation of law or otherwise, all notices whatsoever, including, without limitation, notice of acceptance of this Agreement and the incurring of the Pledge Obligations, and any requirement that Lender exhaust any right, power or remedy or proceed against Borrower or any other Person or any other security for, or any other guarantor of, or any other party liable for, any of the Pledge Obligations or any portion thereof. Borrower specifically agrees that it will not be necessary or required, and Borrower shall not be entitled to require, that Lender file suit or proceed to assert or obtain a claim for personal judgment against any other Person for the Pledge Obligations or to make any effort at collection or enforcement of the Pledge Obligations from any other Person or foreclose against or seek to realize upon any security now or hereafter existing for the Pledge Obligations or file suit or proceed to obtain or assert a claim for personal judgment against Borrower or any other guarantor or other Person liable for the Pledge Obligations or make any effort at collection of the Pledge Obligations from any such Person or exercise or assert any other right or remedy to which Lender is or may be entitled in connection with the Pledge Obligations or any security or guaranty relating thereto or assert or file any claim against the assets of any other Person, before or as a condition of enforcing Borrower's liability under this Agreement.

         14. PAYMENT OF TAXES, CHARGES, LIENS AND ASSESSMENTS. Borrower agrees to pay, prior to delinquency, all taxes, charges, liens and assessments against the Pledged Collateral and, upon the failure of Borrower to do so, Lender, at its sole option, may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge them. Any such payments made by Lender shall be obligations of Borrower to Lender, due and payable immediately without demand, together with interest at the rate of ten percent (10%) per annum, and shall be secured by the Pledged Collateral, subject to all of the terms and conditions of this Agreement.

         15. REMEDIES. Upon the failure of Borrower to make any payment hereunder after such payment shall have become due, Lender may do or cause to be done any one or more of the following:

                  (a) proceed to realize upon the Pledged Collateral in any manner or priority;

                  (b) sell, assign and deliver all or any part of the Pledged Collateral in any manner permitted by law, at any time and from time to time, at public or private sale, with or without demand and with or without notice or advertisement, for cash, upon credit or for future delivery, as Lender shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Borrower, and Borrower hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has nor may at any time in the future have under any rule of law or statute now existing or hereafter enacted;

                  (c) if notice to Borrower is required, give written notice to Borrower thirty (30) days prior to the date of public sale of the Pledged Collateral or prior to the date after which private sale of the Pledged Collateral will be made;

                  (d) at any public sale, bid or become a purchaser of the Pledged Collateral or any part thereof (including, without limitation, by credit bid), at such price as Lender deems proper, and hold the same thereafter in its own right, free from any claims of Borrower or any right of redemption;

                  (e) lender shall not be obligated to make any sale of Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Pledged Collateral may have been given. Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by Lender until the sale price is paid by the purchaser or purchasers thereof, but Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice;

                  (f) as an alternative to exercising the power of sale herein conferred upon it, Lender may proceed by a suit or suits, at law or in equity, to foreclose this Agreement and to sell the Pledged Collateral or any portion thereof pursuant to a judgment or decree of a court or courts of competent jurisdiction;

                  (g) the rights, privileges, powers and remedies of Lender shall be cumulative and no single or partial exercise of any of them shall preclude the further or other exercise of any of them. Any waiver, permit, consent or approval of any kind by Lender of any Event of Default, or any such waiver of any provisions or conditions thereof, must be in writing and shall be effective only to the extent set forth in writing; and

                  (h) any proceeds of any disposition of the Pledged Collateral, or any part thereof, may be applied by Lender to the payment of expenses incurred by Lender in connection with the foregoing, including reasonable attorneys' fees and expert witness fees, and the balance of such proceeds may be applied by Lender toward the payment of the Pledge Obligations and in such order of application as Lender may from time to time elect.

         If Lender, to exercise any of its rights and remedies hereunder, determines that any consent, approval, authorization or other action of any court or other governmental authority is required, then Borrower shall take all actions reasonably requested by Lender in order to facilitate Lender's obtaining such consent, approval, authorization or action.

         16. MANNER OF DISPOSITION. Borrower recognizes that Lender may be unable to effect a public sale of all or part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Act"), or in applicable California or other state securities laws as now or hereafter in effect, unless registration or qualification, as the case may be, is accomplished. Borrower acknowledges that Lender may resort to one or more private sales to a single purchaser or a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Borrower agrees that private sales may be at prices and other terms less favorable to Borrower than if such Pledged Collateral were sold at public sale and that Lender has no obligation to delay the sale of any such portion of the Pledged Collateral for the period of time necessary to permit Borrower to register such securities, even if it would, or should, proceed to register such securities for public sale. Borrower agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a "commercially reasonable" manner. Borrower agrees that Lender need not approach such number and quantity of possible buyers so as to be in violation of the Act, the Securities

Exchange Act of 1934, as amended (the "Exchange Act"), or any applicable state securities laws and that Lender need not approach the maximum number of possible buyers under the foregoing laws. In connection with any private sale or other disposition of any part of the Pledged Collateral which threatens to decline speedily in value or which is of a type customarily sold on a recognized market, and upon each such public sale, Lender may purchase all or any of the Pledged Collateral being sold and may credit bid any portion or all of the Pledge Obligations. Borrower agrees that Lender shall not have any liability, direct or indirect, for any short-swing profits liability Borrower incurs under Section 16(b) of the Exchange Act as a result of Lender's disposition of all or any part of the Pledged Collateral and that a disposition shall not be deemed made in bad faith or in a commercially unreasonable manner for purposes of the California Uniform Commercial Code if it gives rise to short-swing profits under Section 16(b) of the Exchange Act.

         17. DISPOSITION OF COLLATERAL AND PROCEEDS. Upon the transfer of all or any part of the Pledge Obligations, Lender may transfer all or any part of the Pledged Collateral and Lender shall be fully discharged thereafter from all liability and responsibility with respect to any of the foregoing so transferred, and the transferee shall be vested with all the rights and assume all Lender's obligations hereunder with respect to the foregoing so transferred; but with respect to any Pledged Collateral not so transferred, Lender shall retain all rights and powers herein given.

         18. COSTS, EXPENSES AND ATTORNEYS' FEES. Borrower shall reimburse Lender for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees (including, without limitation, the reasonable allocated cost of in-house legal counsel), expended or incurred by Lender to enforce this Agreement (including, without limitation, those arising in connection with the custody of, the sale of, or other action upon, any of the Pledged Collateral or the failure by Borrower to perform or observe any of the provisions hereof). All payments, advances, charges, costs and expenses, including reasonable attorneys' fees and expert witness fees, made or incurred by Lender in exercising any right, power or remedy conferred by this Agreement or in the enforcement thereof, shall be paid to Lender by Borrower immediately and without demand, together with interest at the rate of ten percent (10%) per annum.

         19. INDEMNIFICATION. Borrower shall indemnify, defend and hold harmless Lender, and its directors, officers, employees, agents and counsel against all losses, claims, demands end liabilities of every kind caused by or relating to the Pledged Collateral subject hereto, except for losses, claims, demands or liabilities resulting from Lender's gross negligence or willful misconduct. To the extent that the foregoing undertaking to indemnify, defend and hold harmless may be unenforceable because it is violative of law or public policy, Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all indemnified matters incurred by Lender or any of the other indemnified Persons described in this
Section 19. The foregoing undertaking shall survive the termination of this Agreement.

         20. NOTICES. Unless otherwise provided herein, all notices, demands and requests that either party is required or elects to give to the other shall be in writing, shall be delivered personally against receipt, or sent by recognized overnight courier service, or mailed by registered or certified mail, return receipt requested, postage prepaid, or sent by telecopy, and shall be addressed to the party to be notified as follows:

          If to Lender:    VantageMed Corporation
                           3017 Kilgore Rd., Suite 195
                           Rancho Cordova, CA 95670-6149
                           Attention: Paul W. Souza, Senior Vice President,
                                      Chief Financial Officer

          with copy to:    Gray Cary Ware & Freidenrich
                           400 Capitol Mall, Suite 2400
                           Sacramento, CA  95814
                           Attention: Kevin Coyle, Esq.
                           Telecopier: (916) 930-3201

          If to Borrower:  Richard W. Pendleton
                           1651 Geary Road
                           Walnut Creek, CA 94596
                           Telecopier: (925) 930-9981
          with copy to:    Paul, Hastings, Janofsky & Walker, LLP
                           345 California Street, 29 Floor
                           San Francisco, CA 94194
                           Attention: Thomas Geidt, Esq.
                           Telecopier: (415) 217-5333

or to such other address as each party may designate for itself by like notice. Any such notice, demand, or request shall be deemed given when received if personally delivered or sent by overnight courier or when deposited in the United States mails, postage paid, if sent by registered or certified mail, or when answer-back received, if sent by telecopier.

         21. ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement between Borrower and Lender with respect to the subject matter hereof and supersedes all prior or contemporaneous negotiations, communications, discussions and correspondence concerning the subject matter hereof. This Agreement may be amended or modified only with the written consent of Lender.

         22. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower shall not have the right to assign his rights and obligations hereunder or any interest herein without Lender's prior written consent.

         23. CHOICE OF LAW AND VENUE. This Agreement shall be construed in accordance with, and the rights of the parties shall be governed by, the law of the State of California. BORROWER AND LENDER CONSENT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN THE STATE OF CALIFORNIA AND WAIVE ANY OBJECTION RELATING TO IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING BY SUCH COURT.

         24. SEVERABILITY. If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Agreement.

         25. COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall constitute but one and the same agreement.

         26. SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, notwithstanding any investigation made by Lender or any of its representatives or agents.

         IN WITNESS WHEREOF, the parties hereto executed this Agreement as of the date first above written.

BORROWER:

                               /s/ Richard W. Pendleton
                              -----------------------------------------
                              Richard W. Pendleton

LENDER:                       VANTAGEMED CORPORATION
                              3017 Kilgore Rd., Ste. 180
                              Rancho Cordova, CA 95670-6149

                              By: /s/ Joel M. Harris
                                 ---------------------------------------
                                  Joel M. Harris

                              Title: President
                                     -----------------------------------

                                    EXHIBIT D

                              DESCRIPTION OF SHARES

     300,000 shares of common stock of VantageMed Corporation, a Delaware corporation, as represented by Certificate No. VMD 64.









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